UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K/A
(Amendment No. 1)
  CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 7, 2021 (February 26, 2021)

 SIRIUSPOINT LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1039994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point House
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, $0.10 par value	SPNT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

SiriusPoint Ltd. (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission on February 26, 2021 (the "Original Filing"), which reported the completion of the acquisition of Sirius International Insurance Group, Ltd. ("Sirius") on February 26, 2021. The Company is filing this Amendment No. 1 on Form 8-K/A to the Original Filing to amend and supplement the disclosure to include the historical audited financial statements of Sirius required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K that was excluded from the Original Filing. No other amendments, updates or modifications to the Original Filing are being made by this Amendment No. 1.

Item 9.01	Financial Statements and Exhibits.
(a) Financial statements of business acquired. The audited consolidated financial statements of Sirius and its subsidiaries which include consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of (loss), of comprehensive (loss), of shareholders' equity and of cash flows for each of the three years in the period ended December 31, 2020 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro forma financial information. The Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of December 31, 2020 and the Unaudited Pro Forma Condensed Combined Statement of Income (Loss) for the year ended December 31, 2020, which give effect to the Sirius acquisition, are attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Accounting Firm
99.1
Consolidated balance sheets of Sirius International Insurance Group, Ltd., as of December 31, 2020 and 2019, and the related consolidated statements of (loss), of comprehensive (loss), of shareholders' equity and of cash flows for each of the three years in the period ended December 31, 2020

99.2
Unaudited Pro Forma Condensed Combined Balance Sheet of SiriusPoint Ltd. as of December 31, 2020 and the Unaudited Pro Forma Condensed Combined Statement of Income (Loss) for the year ended December 31, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 7, 2021	/s/ David W. Junius
	Name:	David W. Junius
	Title:	Chief Financial Officer